UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

10x Genomics, Inc.

(Name of Registrant as Specified In Its Charter)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2020. 10X GENOMICS, INC. 10X GENOMICS, INC. 6230 STONERIDGE MALL ROAD PLEASANTON, CA 94588 D15080-P40483 Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date:    June 15, 2020                Time:    1:30 PM, PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TXG2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TXG2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TXG2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D15081-P40483

Voting Items The Board of Directors recommends you vote FOR the following: 1. The election of the Class I director nominees named in our Proxy Statement to hold office for a three year term expiring at our 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified; Nominees: 01) Serge Saxonov, Ph.D. 02) Benjamin J. Hindson, Ph.D. 03) John R. Stuelpnagel, D.V.M. The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2020. NOTE: To transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof. D15082-P40483

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